CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Raymond Nolte, President of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/04/2006                            /s/ Raymond Nolte
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                                              Raymond Nolte, President
                                              (principal executive officer)


I, Jennifer Magro, Treasurer of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/04/2006                           /s/ Jennifer Magro
     -------------------------------          ----------------------------------
                                              Jennifer Magro, Treasurer
                                              (principal financial officer)